UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2014

Date of reporting period:  May 31, 2014

Item 1. Reports to Stockholders.

Annual Report

May 31, 2014

BARRETT

GROWTH FUND

Letter to	Dear Shareholders:
Shareholders
May 31, 2014
The Barrett Growth Fund (the “Fund”) gained +18.85% for the fiscal year ended May 31, 2014.  On a relative basis, the Fund trailed the S&P 500® Index, which posted a total return of +20.45% and the Lipper Large-Cap Growth Fund Index which advanced +22.47% over the same period.  The Dow Jones Industrial Average brought up the rear with a price gain of +10.6%.

The Year in Review

The U.S. stock market broke through into new all-time levels over the past twelve months.  Extremely low interest rates along with higher profits and dividends have been the magic formula propelling stocks over the past several years.  If there is one factor, in our opinion, that continues to push stocks up it is the historically low level of interest rates.  After many years of earning near zero returns on savings, individuals have been lured into the stock market where dividend yields average some +2% and are likely to continue upward as companies continue to increase their dividends.  As we mentioned in last year’s letter, for the first time since 2008 individual investors are putting more money into stock mutual funds than withdrawing it.  At the same time that demand for stocks is increasing, large companies, in particular, continue to shrink the supply with stock repurchases.

There was also a period of greater speculation in selected areas of the stock market during the past year.  While large, established companies have been very actively buying back stock, small startup companies, many of which are border line profitable, have gone public by offering shares for the first time.  These faster growing smaller companies have attracted great interest by investors, in many cases leading to stock market valuations that stretch an investor’s imagination.  Many large technology companies have also bought privately owned technology startup companies at prices that represent an unhealthy degree of optimism.  As a result, valuations in selected sectors such as small retailers and restaurants as well as several internet related businesses became more reflective of market tops rather than opportunities by the end of 2013.  Since the start of the New Year, the majority of these 2013 high flyers have experienced a significant correction in price with many declining over 30 percent.

Corporate profit growth started to slow over the past year.  One explanation for the slowing growth has been that the U.S. economic recovery from the recession of 2008/2009 is the slowest since World War II.  There have been many factors contributing to the slow recovery including weak employment markets, low wage growth, and tight lending restrictions in large financial institutions.  The environment in Europe and Japan has been even more muted.  And, the fastest growing major economy of all, China, is experiencing slower growth.  In addition to the sluggish global economy, corporations are finding it more difficult to squeeze more and more costs out of their organizations.  In fact, there has been a recent pickup in larger mergers and acquisitions, which is frequently a sign that companies need to combine operations in order to find additional savings.

BARRETT

GROWTH FUND

Investment Outlook

We think there are four major factors that are having the most influence in the direction of the stock market.  These factors include the global economic growth rate, interest rate levels and direction, the valuation of the market, and investor psychology.  At the end of the calendar year 2013, it was our best judgment that two of these factors remained encouraging—positive, albeit sluggish, economic growth and low interest rates.  In contrast to the positive factors, valuations and investor psychology were approaching levels that would normally coincide with a market approaching a top.  As we referenced above, unbridled investor enthusiasm has changed as reflected in the sizable declines of many speculative stocks that led the advance last year.  In the past three months, for example, the S&P 500® Index has advanced +3.5% in price, whereas the Russell 2000® Index of smaller companies has declined -4.1% in price.  And, this 4% decline is hardly representative of many 40% plus declines in former high flyers.  We view these declines as a healthy correction for the broader market.

Most economists and even Federal Reserve board members are suggesting that today’s low interest rates will stay low well into next year, if not into 2016.  If that proves to be the case, the interest rate prop will remain an important tailwind for the stock market.  Forecasts of economic growth by the same group of economists and central bankers have proven to be too optimistic recently as well as over the past few years.  We continue to see a global economy recovery that is positive but disappointing to the bullish forecasters.  Also of great importance to the market’s direction are decisions made at the “micro” level where corporations, many flush with record cash, are going to have to decide whether to pay people more or continue to pay shareholders more.  So far, corporations have focused more on shareholders, but the tide may be turning as

	Top Ten Holdings (Percent of Net Assets)*		Sector Weightings (Percent of Total Investments)*
1.	Walt Disney Co.	3.57%
2.	Schlumberger Ltd.	3.48%
3.	3M Co.	3.47%
4.	Visa, Inc.	3.26%
5.	Berkshire Hathaway, Inc.	3.12%
6.	Mead Johnson Nutrition Co.	3.10%
7.	Automatic Data
	Processing, Inc.	2.91%
8.	Costco Wholesale Corp.	2.82%
9.	AmerisourceBergen Corp.	2.67%
10.	Ecolab, Inc.	2.65%

*  Portfolio characteristics are as of May 31, 2014, and are subject to change at any time.

BARRETT

GROWTH FUND

more employees, particularly those earning minimum wages are more vocal in demanding higher compensation.

At the beginning of this calendar year, we became progressively more concerned about the speculation in selected market segments and the high valuations placed on some sectors.  Much of that excess has abated, which we view as an important correction which should enable the broader market to work higher.  We continue to see positive gains in the market, but less than the gains of the prior two years, as price gains more closely track slowing corporate profit growth.

The Portfolio

We have been quite pleased with the operating performance of the companies in the Fund.  The Fund invests in companies of high quality as defined by very competitive market positions, high levels of profitability, multiple opportunities for growth, and shareholder driven managements.  Over the past twelve months, such industry leaders as Schlumberger, 3M Company, Walt Disney, Google, and Tiffany have contributed positively to the Fund’s performance.  In addition to these well-known names, many less familiar companies such as Ecolab, AmerisourceBergen, Intuit, and Devon have been strong performers.  We also have helped shareholder returns with the Fund’s position in Facebook, which was the single best performer during the period.  The companies in the Fund, on average, bring 15 cents of every dollar in revenue to the bottom line, and over the past three years have grown revenues by +12% in a sluggish economy.  The Fund’s investments in a few smaller companies, such as Atwood Oceanics, Verisk Analytics, Donaldson Company and Tetra Tech detracted from performance.  A few of the larger companies, such as Costco, Accenture and JP Morgan also were drags on performance.

Over the past year, we have added several companies to the Fund that we expect to be important contributors going forward.  Similar to our overall strategy of diversifying across industries and sectors, these companies operate in many different areas.  For example, Gilead Sciences is becoming a leader in treating hepatitis C; Blackstone is a leader in private equity investing including significant real estate investments; and TJX Companies is growing off-price retailing in Europe.

We are enthusiastic about the prospects of the companies in the Fund.  We expect most of the holdings in the Fund to increase their dividends at healthy rates going forward, materially in excess of inflation.  We believe that many of the companies in the Fund will use the excess cash on their balance sheets to continue to repurchase their own stock.  But most importantly, we believe the companies in the Fund are growing their operating businesses in new markets and have many years of growth ahead of them.

BARRETT

GROWTH FUND

Thank you for your continued interest in the Fund.

Robert J. Milnamow	E. Wells Beck, CFA
Lead Portfolio Manager	Portfolio Manager

Past performance is not a guarantee of future results.

The outlook, views, and opinions presented are those of the Adviser as of May 31, 2014. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible. Foreign investments are subject to special risks not ordinarily associated with U.S. securities including currency fluctuations and social, economic and political uncertainties, which could increase volatility.  These risks are magnified in emerging markets.  The Fund may also invest in smaller and mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies.  The Fund may also invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Diversification does not assure a profit or protect against a loss in a declining market.

The Russell 2000® Index is an index which measures the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 Index serves as a benchmark for small-cap stocks in the United States.

The S&P 500® Index is a capitalization weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

An index is unmanaged and reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of investment advisory fees. Investors cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of portfolio holdings, please refer the Schedule of Investments provided in this report.

The Barrett Growth Fund is distributed by Quasar Distributors, LLC.

BARRETT

GROWTH FUND

Expense Example – May 31, 2014 (Unaudited)

As a shareholder of the Barrett Growth Fund, you incur ongoing costs, including:  investment advisory fees; distribution and service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six- month period (December 1, 2013 – May 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs, which are included in the Fund’s net asset value. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2013
	December 1, 2013	May 31, 2014	to May 31, 2014
Actual Barrett Growth Fund Expenses	$1,000.00	$1,037.90	$6.35
Hypothetical Expenses
(5% return per year before expenses)	$1,000.00	$1,018.70	$6.29

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% (which reflects the effect of the Adviser’s fee waiver and expense limitation agreement), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

BARRETT

GROWTH FUND

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 6/30/2003.

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

The performance of these indices reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any fees or expenses.

Average Annual Total Returns as of May 31, 2014

	One Year	Three Year	Five Year	Ten Year
–●– Barrett Growth Fund	18.85%	10.13%	12.22%	4.35%
--■-- S&P 500® Index	20.45%	15.15%	18.40%	7.77%
–♦– Lipper Large-Cap
Growth Funds Index	22.47%	13.28%	17.09%	7.18%

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

BARRETT

GROWTH FUND

Schedule of Investments
May 31, 2014

Shares		Value

	COMMON STOCKS - 96.54%

	Broadcasting
	(except Internet) - 5.48%
6,000	Comcast Corp. - Class A	$313,200
7,000	Walt Disney Co.	588,070
		901,270

	Chemical Manufacturing - 16.56%
1,000	Celgene Corp. (a)	153,030
6,000	E.I. du Pont de Nemours & Co.	415,860
4,000	Ecolab, Inc.	436,760
5,000	Gilead Sciences, Inc. (a)	406,050
3,000	Johnson & Johnson	304,380
5,700	Mead Johnson Nutrition Co.	509,979
3,000	Merck & Co., Inc	173,580
11,000	Pfizer, Inc.	325,930
		2,725,569

	Clothing and Clothing
	Accessories Stores - 2.86%
2,000	Tiffany & Co.	198,820
5,000	The TJX Companies, Inc.	272,250
		471,070

	Computer and Electronic
	Product Manufacturing - 4.25%
600	Apple, Inc.	379,800
6,000	EMC Corp.	159,360
2,000	QUALCOMM, Inc.	160,900
		700,060

	Couriers and Messengers - 2.53%
4,000	United Parcel
	Service, Inc. - Class B	415,520

	Credit Intermediation and
	Related Activities - 6.11%
3,000	American Express Co.	274,500
3,500	JPMorgan Chase & Co.	194,495
2,500	Visa, Inc. - Class A	537,075
		1,006,070

	Data Processing, Hosting
	and Related Services - 2.91%
6,000	Automatic Data Processing, Inc.	478,080

	Food Services and
	Drinking Places - 3.79%
4,500	Dunkin’ Brands Group, Inc.	201,420
2,000	McDonald’s Corp.	202,860
3,000	Starbucks Corp.	219,720
		624,000

	General Merchandise Stores - 2.82%
4,000	Costco Wholesale Corp.	464,080

	Insurance Carriers and
	Related Activities - 5.64%
4,000	Berkshire
	Hathaway, Inc. (a) - Class B	513,360
7,000	Verisk
	Analytics, Inc. (a) - Class A	414,330
		927,690

	Leather and Allied Product
	Manufacturing - 1.40%
3,000	Nike, Inc. - Class B	230,730

	Machinery Manufacturing - 4.00%
4,000	Donaldson Co., Inc.	162,920
12,000	General Electric Co.	321,480
1,500	United Technologies Corp.	174,330
		658,730

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Schedule of Investments (Cont’d)
May 31, 2014

Shares		Value

	Merchant Wholesalers,
	Nondurable Goods - 2.67%
6,000	AmerisourceBergen Corp.	$439,080

	Miscellaneous
	Manufacturing - 5.52%
4,000	3M Co.	570,200
4,000	Stryker Corp.	337,960
		908,160

	Oil and Gas Extraction - 1.35%
3,000	Devon Energy Corp.	221,700

	Other Information Services - 6.44%
6,000	Facebook, Inc. (a) - Class A	379,800
600	Google, Inc. - Class A (a)	342,990
600	Google, Inc. - Class C (a)	336,588
		1,059,378

	Professional, Scientific, and
	Technical Services - 7.03%
3,000	Accenture PLC (b) - Class A	244,350
8,000	Cognizant Technology
	Solutions Corp. (a) - Class A	388,880
7,000	Nielsen N.V. (b)	337,820
7,000	Tetra Tech, Inc.	186,270
		1,157,320

	Publishing Industries
	(except Internet) - 4.70%
3,000	Intuit, Inc.	237,870
10,000	Microsoft Corp.	409,400
3,000	Oracle Corp.	126,060
		773,330

	Securities, Commodity Contracts,
	and Other Financial Investments
	and Related Activities - 4.12%
1,200	BlackRock, Inc.	365,880
10,000	Blackstone Group LP	310,800
		676,680

	Support Activities for Mining - 3.48%
5,500	Schlumberger Ltd. (b)	572,220

	Transportation Equipment
	Manufacturing - 2.88%
1,000	Boeing Co.	135,250
7,000	Johnson Controls, Inc.	338,520
		473,770
	Total Common Stocks
	Cost ($10,150,955)	15,884,507

	SHORT-TERM
	INVESTMENTS - 3.74%

	Money Market Fund - 3.74%
615,161	Fidelity Institutional
	Government Portfolio -
	Class I, 0.010% (c)	615,161
	Total Short-Term Investments
	Cost ($615,161)	615,161
	Total Investments
	(Cost $10,766,116) - 100.28%	16,499,668
	Liabilities in Excess of
	Other Assets - (0.28)%	(45,753)
	Total Net Assets - 100.00%	$16,453,915

(a)	Non-income producing security.
(b)	Foreign-issued security.
(c)	Variable rate security; the rate shown represents the rate at May 31, 2014.

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Statement of Assets and Liabilities
May 31, 2014

ASSETS
Investments, at value (cost $10,766,116)	$16,499,668
Dividends and interest receivable	25,329
Other assets	9,370
Total assets	16,534,367

LIABILITIES
Payable for distribution fees	33,206
Payable to Advisor	1,095
Payable to affiliates	19,366
Accrued expenses and other liabilities	26,785
Total liabilities	80,452

NET ASSETS	$16,453,915

NET ASSETS CONSIST OF:
Paid-in capital	$12,015,458
Accumulated undistributed net investment income	38,048
Accumulated net realized loss	(1,333,143)
Net unrealized appreciation on investments	5,733,552
Net Assets	$16,453,915

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,166,133

Net asset value, redemption price and offering price per share	$14.11

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Statement of Operations
For the Year Ended May 31, 2014

INVESTMENT INCOME
Dividend income	$231,751
Interest income	60
Total Investment Income	231,811

EXPENSES
Advisory fees	155,011
Administration fees	38,845
Distribution fees	36,650
Transfer agent fees and expenses	35,327
Fund accounting fees	27,504
Federal and state registration fees	19,284
Audit and tax fees	16,509
Legal fees	15,813
Chief Compliance Officer fees and expenses	9,991
Reports to shareholders	7,334
Trustees’ fees and related expenses	5,105
Custody fees	4,971
Other expenses	4,250
Total expenses	376,594
Less waivers and reimbursement by Adviser (Note 4)	(182,831)
Net expenses	193,763

Net investment income	38,048

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	732,094
Change in net unrealized appreciation on investments	1,896,211
Net realized and unrealized gain on investments	2,628,305
Net increase in net assets from operations	$2,666,353

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2014	May 31, 2013
FROM OPERATIONS
Net investment income	$38,048	$64,038
Net realized gain from investments	732,094	936,791
Net change in unrealized appreciation on investments	1,896,211	1,318,989
Net increase in net assets from operations	2,666,353	2,319,818

FROM DISTRIBUTIONS
Net investment income	(64,038)	(17,721)
Net decrease in net assets resulting from distributions paid	(64,038)	(17,721)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	218,998	558,074
Net asset value of shares issued to shareholders in
payment of distributions declared	63,797	17,655
Costs for shares redeemed	(775,546)	(2,055,380)
Net decrease in net assets from capital share transactions	(492,751)	(1,479,651)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,109,564	822,446

NET ASSETS:
Beginning of year	14,344,351	13,521,905
End of year	$16,453,915	$14,344,351

ACCUMULATED UNDISTRIBUTED NET
INVESTMENT INCOME	$38,048	$64,038

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Financial Highlights
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended	Year Ended	Year Ended
	May 31, 2014	May 31, 2013	May 31, 2012

NET ASSET VALUE
Beginning of period	$11.92	$10.08	$10.62

OPERATIONS
Net investment income (loss)2	0.03	0.05	0.01
Net realized and unrealized
gains (losses) on securities	2.21	1.80	(0.55)
Total from investment operations	2.24	1.85	(0.54)

LESS DISTRIBUTIONS
Distributions from net investment income	(0.05)	(0.01)	—

NET ASSET VALUE
End of period	$14.11	$11.92	$10.08

Total return5	18.85%	18.41%	(5.08)%
Net assets at end of period
(000s omitted)	$16,454	$14,344	$13,522

RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement6	2.43%	2.60%	2.35%
After expense reimbursement6	1.25%	1.25%	1.25%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS
Before expense reimbursement6	(0.93)%	(0.88)%	(0.97)%
After expense reimbursement6	0.25%	0.47%	0.13%
Portfolio turnover rate5	30%	37%	19%

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Financial Highlights (Cont’d)

	Year Ended	Period Ended	Year Ended
	May 31, 2011	May 31, 20101	June 30, 2009

NET ASSET VALUE
Beginning of period	$8.89	$7.95	$10.98

OPERATIONS
Net investment income (loss)2	(0.01)	(0.01)	0.00	3
Net realized and unrealized
gains (losses) on securities	1.74	0.95	(3.03)
Total from investment operations	1.73	0.94	(3.03)

LESS DISTRIBUTIONS
Distributions from net investment income	—	—	—

NET ASSET VALUE
End of period	$10.62	$8.89	$7.95

Total return5	19.46%	11.82%	(27.60)%
Net assets at end of period
(000s omitted)	$15,384	$13,555	$12,268

RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement6	2.46%	3.13%	3.59%
After expense reimbursement6	1.25%	1.25%	1.25%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS
Before expense reimbursement6	(1.28)%	(2.01)%	(2.34)%
After expense reimbursement6	(0.07)%	(0.13)%	0.00	%4
Portfolio turnover rate5	47%	40%	71%

1	The Fund changed its fiscal year end from June 30 to May 31. This period represents activity from July 1, 2009 through May 31, 2010.
2	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
3	Amount is less than 0.5 cent per share.
4	Amount is less than 0.005%.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Notes to the Financial Statements
May 31, 2014

1.	Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  The Barrett Growth Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to achieve long-term capital appreciation and to maximize after-tax returns.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund commenced operations on December 29, 1998 as a series of The Barrett Funds.  On March 30, 2010, the Fund reorganized as a series of the Trust and changed its fiscal year end from June 30th to May 31st.  Effective April 29, 2011, Barrett Asset Management, LLC (the “Adviser”), began serving as the investment adviser to the Fund.  Prior to April 29, 2011, Barrett Associates, Inc., a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company, served as the investment adviser to the Fund.

2.	Significant	The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These
	Accounting	policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).
Policies
a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

BARRETT

GROWTH FUND

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Redeemable securities issued by open-end registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2014:

BARRETT

GROWTH FUND

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks(1)	$15,884,507	$—	$—	$15,884,507
Total Equity	15,884,507	—	—	15,884,507
Short-Term Investments	615,161	—	—	615,161
Total Investments in Securities	$16,499,668	$—	$—	$16,499,668

(1)	See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3.  During the year ended May 31, 2014, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold any financial derivative instruments during the reporting period.

b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for tax periods prior to 2010.

c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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GROWTH FUND

e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the cost of the security lot sold with the net sales proceeds.  Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.  Payments received on securities in default are recorded as return of capital.

3.	Federal Tax Matters	The tax character of distributions paid during the years ended May 31, 2014 and May 31, 2013 was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$64,038	$17,721
Long-Term Capital Gain	$—	$—

The components of accumulated earnings (losses) on a tax basis as of May 31, 2014 were as follows:

Cost basis of investments for federal
income tax purposes	$10,766,116
Gross tax unrealized appreciation	$5,783,505
Gross tax unrealized (depreciation)	(49,953)
Net tax unrealized appreciation (depreciation)	5,733,552
Undistributed ordinary income	38,048
Undistributed long-term capital gain	—
Total distributable earnings	38,048
Other accumulated losses	(1,333,143)
Total accumulated gains	$4,438,457

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GROWTH FUND

At May 31, 2014, the Fund had capital loss carryovers of $486,109 and $847,034, which will expire on May 31, 2017 and May 31, 2018, respectively.

The Fund utilized $731,676 of capital loss carry forward during the year ended May 31, 2014.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended May 31, 2014 there were no such reclassifications.

4.	Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through September 28, 2014, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items such as litigation) do not exceed 1.25% (the “Expense Limitation Cap”) of the Fund’s average daily net assets.  For the year ended May 31, 2014, expenses of $182,831 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  During the year ended May 31, 2014 $176,419 of previously waived expenses subject to recovery expired.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2015	$151,633
May 31, 2016	$183,186
May 31, 2017	$182,831

5.	Distribution Plan
The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of up to 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares.  During the year ended May 31, 2014, the Fund incurred expenses of $36,650 pursuant to the 12b-1 Plan.  As of May 31, 2014, the Fund owed the Distributor $33,206 in fees.

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GROWTH FUND

6.	Related Party Transactions
U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  For the year ended May 31, 2014, the Fund incurred $38,845 in administration fees.  At May 31, 2014, the Fund owed the Administrator $6,294 in fees.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended May 31, 2014, the Fund incurred $27,504, $35,327, and $4,971 in fund accounting, transfer agency, and custody fees, respectively.  At May 31, 2014, the Fund owed fees of $4,569, $5,929, and $916 for fund accounting, transfer agency, and custody fees, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended May 31, 2014, the Fund was allocated $9,991 of the Trust’s Chief Compliance Officer fee.  At May 31, 2014, the Fund owed fees of $1,658 for the Chief Compliance Officer’s services.

7.	Capital Share Transactions	Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	May 31, 2014	May 31, 2013
Shares sold	16,543	50,172
Shares reinvested	4,754	1,656
Shares redeemed	(58,702)	(189,825)
Net decrease	(37,405)	(137,997)

8.	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2014, were $4,421,326 and $5,099,210, respectively.  For the year ended May 31, 2014, there were no purchases or sales of U.S. government securities for the Fund.

BARRETT

GROWTH FUND

Report of	To the Shareholders and Board of Trustees of
Independent	Barrett Growth Fund
Registered Public	(Trust for Professional Managers)
Accounting Firm
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barrett Growth Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Fund’s financial highlights for the year ended June 30, 2009 were audited by another independent public accounting firm whose report dated August 25, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Barrett Growth Fund as of May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 30, 2014

BARRETT

GROWTH FUND

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

BARRETT

GROWTH FUND

Additional Information
(Unaudited)

TAX INFORMATION

The Fund designated 100% of its ordinary income distribution for the year ended May 31, 2014, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2014, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

INFORMATION ABOUT TRUSTEES

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (877) 363-6333.

INDEPENDENT TRUSTEES

				Number of	Other
		Term of	Principal	Portfolios	Directorships
	Position(s)	Office and	Occupation(s)	in Trust	Held by Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and Chair of	35	Independent
615 E. Michigan St.		Term; Since	Accounting, Marquette		Trustee, USA
Milwaukee, WI 53202		August 22,	University (2004–Present).		MUTUALS
Age: 59		2001			(an open-end
investment
company
with two
portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest	35	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc. (airline		Trustee, USA
Milwaukee, WI 53202		August 22,	company) (1986–Present).		MUTUALS
Age: 57		2001			(an open-end
investment
company
with two
portfolios).

BARRETT

GROWTH FUND

				Number of	Other
		Term of	Principal	Portfolios	Directorships
	Position(s)	Office and	Occupation(s)	in Trust	Held by Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

INDEPENDENT TRUSTEES (Continued)

Jonas B. Siegel	Trustee	Indefinite	Managing Director, Chief	35	Independent
615 E. Michigan St.		Term; Since	Administrative Officer		Trustee, Gottex
Milwaukee, WI 53202		October 23,	(“CAO”) and Chief		Multi-Asset
Age: 70		2009	Compliance Officer (“CCO”),		Endowment
			Granite Capital International		fund complex
			Group, L.P. (an investment		(three closed-
			management firm)		end investment
			(1994–2011).		companies);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies);
Independent
Manager,
Ramius IDF,
fund complex
(two closed-
end investment
companies);
Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio).
INTERESTED TRUSTEE AND OFFICERS

Joseph C. Neuberger1	Chairperson	Indefinite	Executive Vice President,	35	Trustee,
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Services, LLC (1994–Present).		(an open-end
Age: 52		2001			investment
company
with ten
portfolios);
Trustee, USA
MUTUALS
(an open-end
investment
company
with two
portfolios).

BARRETT

GROWTH FUND

				Number of	Other
		Term of	Principal	Portfolios	Directorships
	Position(s)	Office and	Occupation(s)	in Trust	Held by Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

INTERESTED TRUSTEE AND OFFICERS (Continued)

John Buckel	President	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	and Principal	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Executive	January 24,	Services, LLC (2004–Present).
Age: 56	Officer	2013

Jennifer A. Lima	Vice	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services, LLC (2002–Present).
Age: 40	and Principal	2013
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC (2004–Present).
Age: 34		2005

Robert M. Slotky2	Vice	Indefinite	Senior Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Chief	January 26,	Services, LLC (2001–Present).
Age: 66	Compliance	2011
Officer and
Anti-Money
Laundering
Officer

Anita M. Zagrodnik2	Chief	Indefinite	Senior Vice President,	N/A	N/A
615 E. Michigan St.	Compliance	Term;	U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Officer, Vice	Effective	LLC, (January 2014–Present);
Age: 54	President and	July 1,	Senior Vice President,
	Anti-Money	2014	Ariel Investments, LLC,
	Laundering		(2003–2010).
Officer

Jesse Schmitting	Assistant	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		July 21,	Services, LLC (2008–Present).
Age: 32		2011
________

1
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

2	Effective July 1, 2014, Anita M. Zagrodnik replaced Robert M. Slotky as Chief Compliance Officer, Vice President and Anti-Money Laundering Officer.

BARRETT

GROWTH FUND

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, either upon request by calling the Fund toll free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-363-6333 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

BARRETT GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

INVESTMENT ADVISER
Barrett Asset Management, LLC
90 Park Avenue, 34th Floor
New York, New York  10016

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

LEGAL COUNSEL
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2014	FYE 5/31/2013
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2014	FYE 5/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2014	FYE 5/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    August 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    August 5, 2014

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    August 5, 2014

* Print the name and title of each signing officer under his or her signature.